UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1. Investment Company Act File Number: 811-23894

 Date of Notification: March 27, 2026

2. Exact name of investment company as specified in registration statement:

 PGIM CREDIT INCOME FUND

3. Address of principal executive office:

 655 Broad Street

 Newark, New Jersey 07102

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

	By:	/s/George Hoyt
	Name:	George Hoyt
	Title:	Assistant Secretary

PGIM CREDIT INCOME FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

March 27, 2026

Dear Shareholder:

This notice is to inform you of the upcoming quarterly repurchase offer by PGIM Credit Income Fund (the “Fund”). If you have no need or desire to sell your shares, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders, because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to do so.

Any sale of shares to the Fund pursuant to this repurchase offer is a taxable event. Consult your financial advisor or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

This repurchase offer period begins on March 27, 2026 and ends (unless suspended or postponed) on the repurchase request deadline at the close of the New York Stock Exchange (which is normally at 4:00 p.m. Eastern Time, but it may close earlier on certain days) on April 24, 2026. Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement and Repurchase Request Form.

If you wish to sell your shares during this repurchase offer period, you can do so in one of the following two ways:

1.

If your shares are held at your financial adviser, broker, dealer or other financial intermediary, please ask your financial adviser, broker, dealer or other financial intermediary to submit a repurchase request for you. You may be charged a transaction fee for this service by your financial adviser, broker, dealer or other financial intermediary. A shareholder who holds shares through a financial adviser, broker, dealer or other financial intermediary should NOT submit the attached form to the Fund.

2.

If you have a direct account held with the Fund (and as a result receive statements directly from Prudential Mutual Fund Services LLC), please complete, sign and date the enclosed Repurchase Request Form. In order to process your request, it must be received in good order by the Fund’s transfer agent, Prudential Mutual Fund Services LLC, prior to the close of the New York Stock Exchange on April 24, 2026.

All repurchase requests must be received in good order prior to the close of the New York Stock Exchange on April 24, 2026.

If you have any questions, please refer to the Fund’s current Prospectus, which is available on the Fund’s website at www.pgim.com, and the attached Repurchase Offer Statement and Repurchase Request Form, which contain additional important information about the repurchase offer, or contact your broker, dealer or other financial intermediary.

Sincerely,

PGIM Credit Income Fund

PGIM CREDIT INCOME FUND

REPURCHASE OFFER STATEMENT

March 27, 2026

1. The Offer. PGIM Credit Income Fund (the “Fund”) is offering to repurchase its Class Z, Class A and Class C common shares of beneficial interest (the “Shares”) in an amount of up to 5% of the aggregate number of Shares issued and outstanding (the “Repurchase Offer Amount”) as of the Repurchase Request Deadline (discussed below). Repurchases will be made at a price equal to the respective net asset value (“NAV”) of the applicable class of the Shares as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time) (“NYSE Close”) on the date the NAV of the Shares offered for repurchase is determined (“Repurchase Pricing Date”), upon the terms and conditions set forth herein, and in accordance with the Fund’s current Prospectus and Statement of Additional Information, which terms constitute the “Offer.” All classes of Shares are considered to be a single class for purposes of allocating repurchases under this Offer.

The purpose of the Offer is to provide some liquidity to shareholders, because Shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”), or otherwise by a nominee, such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

2. Net Asset Value. The per share NAV of each class of the Shares as of the NYSE Close on March 6, 2026, was as follows:

Class Z Common Shares: $24.61

Class A Common Shares: $24.51

Class C Common Shares: $24.59

You must decide whether to tender Shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase each class of the Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submit your repurchase request. Please call your Authorized Intermediary or the Fund at 844-753-6354 or visit the Fund’s website at www.pgim.com  for the Fund’s most current NAV per share.

3. Repurchase Request Deadline. All repurchase requests from direct shareholders must be received in properly completed form by the Fund on or before the NYSE Close on April 24, 2026 (the “Repurchase Request Deadline”). If you hold your Shares through an Authorized Intermediary, you will need to ask your Authorized Intermediary to submit your repurchase request for you by the same deadline. Your Authorized Intermediary will tender your Shares to the Fund on your behalf. You should be sure to advise the Fund or your Authorized Intermediary of your intentions in a timely manner. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in properly completed form to the Fund, or in the form requested by your Authorized Intermediary, by the Repurchase Request Deadline or your Authorized Intermediary fails to submit your request to the Fund by the Repurchase Request Deadline, you will be unable to sell your Shares to the Fund until a subsequent repurchase offer, and you will have to resubmit your request for that offer. You may withdraw or change your repurchase request at any point before the Repurchase Request Deadline as described in paragraph 8 below. It is currently expected that the repurchase request deadline for the next quarterly repurchase offer after the April 24, 2026 Offer deadline described herein will be on July 28, 2026.

4. Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen calendar days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share will fluctuate between those dates.

5. Payment for Shares Repurchased. Payment for all Shares repurchased pursuant to this Offer will be made not later than seven days after the Repurchase Pricing Date.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more Shares than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

7. Pro Rata Repurchase. If the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. If proration is necessary, the Fund will inform your Authorized Intermediary of the proration on the business day following the Repurchase Request Deadline. The number of Shares each shareholder asked to have repurchased will, as a general rule, be reduced by the same percentage. If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and submit a new repurchase request, and your repurchase request will not be given any priority over other investors’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in this repurchase offer or in any subsequent repurchase offer, and the NAV of your Shares is likely to fluctuate between repurchase offers. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration. There is no assurance that you will be able to sell as many of your Shares as or when you desire to sell.

8. Modification or Withdrawal of Shares to be Repurchased. If your Shares are held at your Authorized Intermediary, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior the Repurchase Request Deadline by submitting notice to your Authorized Intermediary. In the event you decide to modify or withdraw your tender, you should provide your Authorized Intermediary with sufficient notice prior the Repurchase Request Deadline. If you have a direct account held with the Fund, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to Prudential Mutual Fund Services LLC at the address indicated in the enclosed Repurchase Request Form.

9. Repurchase Fees. The Fund will not charge a repurchase fee on Shares that are accepted for repurchase in this Offer. If your Shares are held at your Authorized Intermediary, the intermediary may charge transaction or other fees in connection with your repurchase request.

10. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Offer in limited circumstances and only by a vote of a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940. The limited circumstances include the following: (A) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (see “Certain U.S. Federal Income Tax Consequences” below); (B) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund; or (E) under certain other circumstances set forth in Rule 23c-3 that would apply only in the case that shares of the Fund become publicly traded. You will be notified if the Fund suspends or postpones the Offer.

11. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of the U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders who are U.S. persons pursuant to the Offer. This summary is based on U.S. federal income tax law as of the date the Offer begins, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.  Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisers regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to the Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to the Offer generally will be treated as having sold such Shares and, other than a shareholder exempt from tax or investing through a tax-advantaged arrangement, will recognize gain or loss on such sale, if, after the application of certain constructive ownership rules, (i) such shareholder tenders, and the Fund repurchases, all of such shareholder’s Shares, or such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Offer, or (ii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code.  For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances. If a shareholder tenders, or the Fund repurchases, fewer than all of the Shares that such shareholder owns or is considered to own, the repurchase may not qualify as a sale or an exchange. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than one year or as short-term if such Shares have been held for one year or less.

If a purchase of Shares pursuant to the Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s earnings and profits allocable to such distribution. Any excess will be treated as a return of capital reducing the shareholder’s basis in the Shares held (or deemed held) after the Offer, and thereafter as a taxable capital gain. In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a further risk that shareholders whose percentage ownership of the Fund increases as a result of the Offer, including shareholders who do not tender any Shares pursuant to the Offer, will be deemed to have received a constructive distribution in an amount determined by the increase of their percentage ownership of the Fund as a result of the Offer. Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to the distribution. Such treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the Treasury regulations.

Under the “wash sale” rules under the Code, provided the purchase of Shares pursuant to the Offer is treated as a sale or exchange (and not a distribution as described above), loss recognized on Shares repurchased pursuant to the Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after such purchase. In that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. In addition, there may be additional withholding with regard to non-U.S. shareholders. Shareholders should consult the Fund’s current Prospectus, including the section “Certain U.S. Federal Income Tax Considerations,” for further details. All shareholders are urged to consult their tax advisers regarding the specific tax consequences of participating in the Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.

FATCA. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA with respect to that shareholder at a rate of 30% on ordinary dividends it pays. The IRS and the Treasury Department have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund pursuant to the Offer is subject to FATCA withholding, the Fund is required to withhold without reference to any other withholding exemption. Shareholders should consult “Certain U.S. Federal Income Tax Considerations – Additional Withholding Requirements” in the Fund’s Prospectus for further details.

12. Requests for Repurchase in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund and its affiliates (including PGIM Investments LLC and other funds for which PGIM Investments LLC serves as investment adviser), trustees, and officers will not be liable for any loss, liability, cost, or expense due to unauthorized or fraudulent instructions, provided reasonable procedures were employed to confirm that the instructions received were genuine, and will not be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

* * *

None of the Fund, its Board of Trustees, PGIM Investments LLC, Prudential Investment Management Services LLC, or any affiliates of the foregoing, make any recommendation to any shareholder as to whether to tender or refrain from tendering Shares or any particular amount of Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s current Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or its affiliates.

For the Fund’s most recent NAV per Share and other information, or for a copy of the Fund’s current Prospectus, contact your Authorized Intermediary or call the Fund at 844-753-6354 or visit the Fund’s website at PGIM.com.

Date: March 27, 2026

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Interval Fund Repurchase Request Form – Direct Accounts Only

FOR ACCOUNTS HELD DIRECTLY WITH PRUDENTIAL MUTUAL FUND SERVICES LLC (“PMFS”)

IF YOUR SHARES ARE HELD THROUGH A FINANCIAL ADVISER, BROKER, DEALER, OR OTHER FINANCIAL INTERMEDIARY, DO NOT SUBMIT THIS FORM. THIS FORM IS TO BE USED ONLY BY INVESTORS WITH A DIRECT PMFS ACCOUNT. Please contact your financial adviser, broker, dealer, or other financial intermediary to submit your repurchase request if your Shares are not held directly with PMFS.

This repurchase form is for clients who wish to tender shares for repurchase from their PMFS interval fund account held directly at PMFS. Shares will be repurchased at a price equal to their net asset value per share on the Repurchase Pricing Date. An authorized person elected on the account application must submit this form via fax or mail prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If the request is not received by the transfer agent in good order prior to the Repurchase Request Deadline, the request will not be honored.

By completing this form, you understand that this quarterly repurchase offer is limited to five percent (5%) of the outstanding shares of the Fund as of the Repurchase Request Deadline and, that, if the offer is oversubscribed, the Fund may not repurchase the full amount of the shares that you are requesting, in which case the Fund will repurchase shares on a pro rata basis.

Mail completed form to: PGIM Investments, PO Box 219929, Kansas City, MO 64121-9929

Overnight mail: PGIM Investments, 801 Pennsylvania Ave., Suite 219929, Kansas City, MO 64105-1307

Call PGIM: 844-753-6354 (Monday – Friday between 8:00 a.m. and 5:00 p.m. CT)

STEP 1: CLIENT INFORMATION (required)

Name of Registered Owner/Institution	Account Number
Street Address. City/State/Zip

STEP 2: REPURCHASE INFORMATION (required)

Fund Name/Share Class	Ticker

Number of shares to be sold (pick one)

All Shares	Shares Amount	Dollar Amount

Deliver proceeds to (pick one)

Address of Record	Bank of Record

STEP 3: SIGNATURE(S) AND CERTIFICATION (required)

Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account. Provision of this form should not be construed to cause PGIM Investments LLC or its affiliates to become an investment advice fiduciary under ERISA or the Internal Revenue Code.

The undersigned hereby represents and warrants that: (a) when and to the extent the Fund accepts the Shares for repurchase, the Fund will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (b) on request, the undersigned will execute and deliver any additional documents the Fund or its principal underwriter deems necessary or desirable to complete the assignment, transfer and repurchase of the Share tendered hereby; and (c) the undersigned has read and agrees to all of the terms of the Offer (as defined in the Repurchase Offer Statement).

The undersigned understands that acceptance of Shares by the Fund for repurchase will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

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STEP 3: SIGNATURE(S) AND CERTIFICATION CONTINUED

1.
	Name and Title	Telephone Number

E-mail

	Signature	Date

2.
	Name and Title	Telephone Number

E-mail

	Signature	Date

STEP 4: MEDALLION SIGNATURE GUARANTEE (if required)

You must have your signature medallion signature guaranteed under the following circumstances:

• If the distribution exceeds $10,000 and is payable to a special payee or is mailed to a special address (other than

Prudential).

• If the distribution exceeds $100,000.

• If the distribution is mailed to a special address that is a P.O. Box, regardless of the dollar amount.

• If the distribution is made by ACH or wire and payable to a special payee (other than Prudential), regardless of the dollar amount.

• If the distribution is due to death of the account owner or on behalf of the account owner, a medallion signature guarantee is required, regardless of the dollar amount

For the purpose of processing a claim or distribution of assets in an efficient and prompt manner, I authorize PGIM

Investments to consolidate and disclose completed forms and documents to appropriate associates for each and every one of Prudential Financial, Inc.’s affiliates or business units to which a claim for payment or request for distribution is presented.

The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union participating in one of the recognized medallion programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. Prudential Mutual Fund Services LLC reserves the right to reject transactions exceeding the value of the surety coverage indicated on the medallion imprint

Provide Medallion Signature Guarantee Here

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